UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2005

SERENA SOFTWARE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-25285	94-2669809
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2755 Campus Drive 3rd Floor San Mateo, California	94403-2538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 522-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 16, 2005, the board of directors of Serena Software Inc. adopted a new Form of Restricted Stock Purchase Agreement under the Amended and Restated 1997 Stock Option and Incentive Plan.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description
99.1	Form of Restricted Stock Purchase Agreement under the Amended and Restated 1997 Stock Option and Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2005

SERENA SOFTWARE, INC.

By:	/s/ Vita Strimaitis
Vita Strimaitis
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Form of Restricted Stock Purchase Agreement under the Amended and Restated 1997 Stock Option and Incentive Plan.